Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - First Quarter 2016

May 2, 2016

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2016

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Highlights
Core net operating earnings	$111	$136	$123	$115	$112	$486	$439
Net earnings	101	129	63	141	19	352	452
Total assets	51,038	49,837	50,540	49,403	48,285	49,837	47,513
Adjusted shareholders’ equity (a)	4,329	4,314	4,279	4,345	4,267	4,314	4,277
Property and Casualty net written premiums	979	1,056	1,319	1,026	926	4,327	4,020
Annuity statutory premiums	1,285	1,107	1,321	899	813	4,140	3,696

Per share data
Core net operating earnings per share	$1.25	$1.52	$1.38	$1.28	$1.25	$5.44	$4.82
Diluted earnings per share	1.14	1.45	0.71	1.57	0.21	3.94	4.97
Adjusted book value per share (a)	49.77	49.33	49.01	49.63	48.55	49.33	48.76

Cash dividends per common share	0.280	1.280	0.250	0.250	0.250	2.030	1.910

Financial ratios
Annualized core operating return on equity (b)	10.3%	12.7%	11.6%	10.9%	10.8%	11.5%	10.7%
Annualized return on equity (b)	9.4%	12.1%	5.9%	13.4%	1.8%	8.3%	11.0%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	58.3%	61.8%	64.5%	61.0%	60.8%	62.2%	63.7%
Underwriting expense ratio	33.0%	29.2%	28.4%	33.9%	32.8%	30.9%	30.2%

Combined ratio - Specialty	91.3%	91.0%	92.9%	94.9%	93.6%	93.1%	93.9%

Net spread on fixed annuities:
Net interest spread	2.54%	2.53%	2.80%	2.77%	2.67%	2.69%	2.78%
Net spread earned:
Before impact of fair value accounting	1.20%	1.31%	1.37%	1.21%	1.49%	1.35%	1.56%
Impact of fair value accounting (c)	(0.46%)	0.08%	(0.35%)	0.18%	(0.28%)	(0.09%)	(0.15%)

After impact of fair value accounting	0.74%	1.39%	1.02%	1.39%	1.21%	1.26%	1.41%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(b)	Excludes appropriated retained earnings and accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14
Property and Casualty Insurance
Underwriting profit	$87	$100	$82	$50	$60	$292	$236
Net investment income	83	74	83	83	79	319	294
Other expense	(12)	(11)	(12)	(12)	(10)	(45)	(54)

Property and Casualty Insurance operating earnings	158	163	153	121	129	566	476

Annuity earnings	53	101	67	88	75	331	328
Run-off Long-Term Care and Life (losses)/earnings	(1)	—	6	4	4	14	(10)
Interest expense of parent holding companies (a)	(18)	(16)	(18)	(20)	(19)	(73)	(70)
Other expense (a)	(22)	(29)	(19)	(19)	(22)	(89)	(73)

Pre-tax core operating earnings	170	219	189	174	167	749	651

Income tax expense	59	83	66	59	55	263	212

Core net operating earnings	111	136	123	115	112	486	439

Non-core items, net of tax:
Loss on sale of long-term care business	—	(3)	—	—	(105)	(108)	—
Gain on sale of hotel and apartment property	—	10	—	26	—	36	—
Other realized gains (losses)	(10)	(14)	(6)	—	12	(8)	32
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	(44)	—	—	(44)	(15)
Former Railroad and Manufacturing operations	—	—	(8)	—	—	(8)	(4)
Other	—	—	(2)	—	—	(2)	—

Net earnings	$101	$129	$63	$141	$19	$352	$452

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Core net operating earnings	$111	$136	$123	$115	$112	$486	$439

Net earnings	$101	$129	$63	$141	$19	$352	$452

Average number of diluted shares	88.488	89.228	89.343	89.503	89.377	89.362	90.960

Diluted earnings per share:
Core net operating earnings per share	$1.25	$1.52	$1.38	$1.28	$1.25	$5.44	$4.82

Loss on sale of long-term care business	—	(0.03)	—	—	(1.18)	(1.21)	—
Gain on sale of hotel and apartment property	—	0.11	—	0.29	—	0.40	—
Other realized gains (losses)	(0.11)	(0.15)	(0.06)	—	0.14	(0.08)	0.36
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	(0.49)	—	—	(0.49)	(0.17)
Former Railroad and Manufacturing operations	—	—	(0.09)	—	—	(0.09)	(0.04)
Other	—	—	(0.03)	—	—	(0.03)	—

Diluted earnings per share	$1.14	$1.45	$0.71	$1.57	$0.21	$3.94	$4.97

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Property and Transportation	$32	$34	$20	$(13)	$7	$48	$21
Specialty Casualty	29	50	31	37	28	146	136
Specialty Financial	23	15	26	24	22	87	64
Other Specialty	2	1	7	3	3	14	16

Underwriting profit - Specialty	86	100	84	51	60	295	237

Other core charges, included in loss and LAE	(1)	—	2	1	—	3	1

Underwriting profit - Core	87	100	82	50	60	292	236

Special A&E charges, included in loss and LAE	—	—	(67)	—	—	(67)	(24)

Underwriting profit - Property and Casualty Insurance	$87	$100	$15	$50	$60	$225	$212

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	8	9	10	10	6	35	28

Total current accident year catastrophe losses	$8	$9	$10	$10	$6	$35	$28

Prior year loss reserve development (favorable) / adverse	$(28)	$(5)	$55	$(10)	$(7)	$33	$6

Combined ratio:
Property and Transportation	90.6%	92.4%	96.2%	104.0%	97.7%	96.9%	98.7%
Specialty Casualty	94.3%	90.2%	93.8%	92.7%	94.2%	92.7%	92.3%
Specialty Financial	82.6%	88.7%	80.6%	81.0%	81.7%	83.1%	86.5%
Other Specialty	89.7%	97.1%	67.3%	88.0%	89.3%	85.5%	83.4%
Combined ratio - Specialty	91.3%	91.0%	92.9%	94.9%	93.6%	93.1%	93.9%

Other core charges	(0.1%)	0.0%	0.1%	0.0%	0.1%	0.0%	0.0%
Special A&E charges	0.0%	0.0%	5.7%	0.0%	0.0%	1.6%	0.6%

Combined ratio	91.2%	91.0%	98.7%	94.9%	93.7%	94.7%	94.5%

Combined ratio excl. catastrophe and prior year development	93.2%	90.6%	93.2%	95.0%	93.8%	93.1%	93.7%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	60.2%	61.4%	64.8%	61.1%	61.0%	62.2%	63.5%
Prior accident year loss reserve development	(2.8%)	(0.4%)	4.6%	(1.1%)	(0.7%)	0.8%	0.1%
Current accident year catastrophe loss	0.8%	0.8%	0.9%	1.0%	0.6%	0.8%	0.7%

Loss and LAE ratio	58.2%	61.8%	70.3%	61.0%	60.9%	63.8%	64.3%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Gross written premiums	$1,243	$1,356	$1,962	$1,318	$1,196	$5,832	$5,477
Ceded reinsurance premiums	(264)	(300)	(643)	(292)	(270)	(1,505)	(1,457)

Net written premiums	979	1,056	1,319	1,026	926	4,327	4,020
Change in unearned premiums	19	64	(146)	(41)	20	(103)	(142)

Net earned premiums	998	1,120	1,173	985	946	4,224	3,878

Loss and LAE	582	693	756	600	576	2,625	2,469
Underwriting expense	330	327	333	334	310	1,304	1,172

Underwriting profit	$86	$100	$84	$51	$60	$295	$237

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	8	9	10	10	6	35	28

Total current accident year catastrophe losses	$8	$9	$10	$10	$6	$35	$28

Prior year loss reserve development (favorable) / adverse	$(27)	$(5)	$(14)	$(11)	$(7)	$(37)	$(19)

Combined ratio:
Loss and LAE ratio	58.3%	61.8%	64.5%	61.0%	60.8%	62.2%	63.7%
Underwriting expense ratio	33.0%	29.2%	28.4%	33.9%	32.8%	30.9%	30.2%

Combined ratio	91.3%	91.0%	92.9%	94.9%	93.6%	93.1%	93.9%

Combined ratio excl. catastrophe and prior year development	93.2%	90.6%	93.2%	95.0%	93.8%	93.1%	93.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	60.2%	61.4%	64.8%	61.1%	61.0%	62.2%	63.5%
Prior accident year loss reserve development	(2.7%)	(0.4%)	(1.2%)	(1.1%)	(0.8%)	(0.8%)	(0.5%)
Current accident year catastrophe loss	0.8%	0.8%	0.9%	1.0%	0.6%	0.8%	0.7%

Loss and LAE ratio	58.3%	61.8%	64.5%	61.0%	60.8%	62.2%	63.7%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Gross written premiums	$398	$515	$1,064	$500	$376	$2,455	$2,342
Ceded reinsurance premiums	(87)	(137)	(456)	(138)	(88)	(819)	(776)

Net written premiums	311	378	608	362	288	1,636	1,566
Change in unearned premiums	28	64	(91)	(35)	25	(37)	(22)

Net earned premiums	339	442	517	327	313	1,599	1,544

Loss and LAE	211	317	391	240	211	1,159	1,155
Underwriting expense	96	91	106	100	95	392	368

Underwriting profit (loss)	$32	$34	$20	$(13)	$7	$48	$21

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	6	3	7	7	4	21	20

Total current accident year catastrophe losses	$6	$3	$7	$7	$4	$21	$20

Prior year loss reserve development (favorable) / adverse	$(17)	$8	$(2)	$6	$3	$15	$16

Combined ratio:
Loss and LAE ratio	62.2%	71.7%	75.7%	73.2%	67.5%	72.4%	74.9%
Underwriting expense ratio	28.4%	20.7%	20.5%	30.8%	30.2%	24.5%	23.8%

Combined ratio	90.6%	92.4%	96.2%	104.0%	97.7%	96.9%	98.7%

Combined ratio excl. catastrophe and prior year development	94.1%	89.9%	95.1%	100.2%	95.4%	94.7%	96.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.7%	69.2%	74.6%	69.4%	65.2%	70.2%	72.6%
Prior accident year loss reserve development	(5.2%)	1.8%	(0.4%)	1.7%	1.1%	0.9%	1.0%
Current accident year catastrophe loss	1.7%	0.7%	1.5%	2.1%	1.2%	1.3%	1.3%

Loss and LAE ratio	62.2%	71.7%	75.7%	73.2%	67.5%	72.4%	74.9%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Gross written premiums	$698	$661	$734	$661	$683	$2,739	$2,529
Ceded reinsurance premiums	(179)	(158)	(189)	(158)	(182)	(687)	(665)

Net written premiums	519	503	545	503	501	2,052	1,864
Change in unearned premiums	(17)	12	(42)	—	(11)	(41)	(99)

Net earned premiums	502	515	503	503	490	2,011	1,765

Loss and LAE	313	315	323	311	316	1,265	1,107
Underwriting expense	160	150	149	155	146	600	522

Underwriting profit	$29	$50	$31	$37	$28	$146	$136

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	1	1	1	1	4	4

Total current accident year catastrophe losses	$1	$1	$1	$1	$1	$4	$4

Prior year loss reserve development (favorable) / adverse	$(4)	$(7)	$3	$(7)	$—	$(11)	$(7)

Combined ratio:
Loss and LAE ratio	62.4%	61.1%	64.2%	61.9%	64.4%	62.9%	62.7%
Underwriting expense ratio	31.9%	29.1%	29.6%	30.8%	29.8%	29.8%	29.6%

Combined ratio	94.3%	90.2%	93.8%	92.7%	94.2%	92.7%	92.3%

Combined ratio excl. catastrophe and prior year development	94.9%	91.4%	92.9%	94.0%	93.9%	93.0%	92.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	63.0%	62.3%	63.3%	63.2%	64.1%	63.2%	62.9%
Prior accident year loss reserve development	(0.7%)	(1.4%)	0.6%	(1.4%)	0.0%	(0.5%)	(0.4%)
Current accident year catastrophe loss	0.1%	0.2%	0.3%	0.1%	0.3%	0.2%	0.2%

Loss and LAE ratio	62.4%	61.1%	64.2%	61.9%	64.4%	62.9%	62.7%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Gross written premiums	$147	$179	$164	$157	$137	$637	$605
Ceded reinsurance premiums	(22)	(27)	(27)	(21)	(22)	(97)	(117)

Net written premiums	125	152	137	136	115	540	488
Change in unearned premiums	7	(15)	(6)	(7)	5	(23)	(19)

Net earned premiums	132	137	131	129	120	517	469

Loss and LAE	45	46	36	36	36	154	159
Underwriting expense	64	76	69	69	62	276	246

Underwriting profit	$23	$15	$26	$24	$22	$87	$64

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	5	1	2	1	9	3

Total current accident year catastrophe losses	$1	$5	$1	$2	$1	$9	$3

Prior year loss reserve development (favorable) / adverse	$(4)	$(5)	$(8)	$(8)	$(9)	$(30)	$(17)

Combined ratio:
Loss and LAE ratio	34.0%	32.8%	27.7%	27.7%	30.4%	29.7%	33.9%
Underwriting expense ratio	48.6%	55.9%	52.9%	53.3%	51.3%	53.4%	52.6%

Combined ratio	82.6%	88.7%	80.6%	81.0%	81.7%	83.1%	86.5%

Combined ratio excl. catastrophe and prior year development	84.8%	88.8%	85.8%	85.2%	88.5%	87.1%	89.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	36.2%	32.9%	32.9%	31.9%	37.2%	33.7%	36.9%
Prior accident year loss reserve development	(3.3%)	(3.6%)	(5.8%)	(6.2%)	(7.3%)	(5.7%)	(3.7%)
Current accident year catastrophe loss	1.1%	3.5%	0.6%	2.0%	0.5%	1.7%	0.7%

Loss and LAE ratio	34.0%	32.8%	27.7%	27.7%	30.4%	29.7%	33.9%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Gross written premiums	$—	$1	$—	$—	$—	$1	$1
Ceded reinsurance premiums	24	22	29	25	22	98	101

Net written premiums	24	23	29	25	22	99	102
Change in unearned premiums	1	3	(7)	1	1	(2)	(2)

Net earned premiums	25	26	22	26	23	97	100

Loss and LAE	13	15	6	13	13	47	48
Underwriting expense	10	10	9	10	7	36	36

Underwriting profit	$2	$1	$7	$3	$3	$14	$16

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	1	—	—	1	1

Total current accident year catastrophe losses	$—	$—	$1	$—	$—	$1	$1

Prior year loss reserve development (favorable) / adverse	$(2)	$(1)	$(7)	$(2)	$(1)	$(11)	$(11)

Combined ratio:
Loss and LAE ratio	52.1%	61.0%	29.4%	52.4%	54.4%	49.4%	47.9%
Underwriting expense ratio	37.6%	36.1%	37.9%	35.6%	34.9%	36.1%	35.5%

Combined ratio	89.7%	97.1%	67.3%	88.0%	89.3%	85.5%	83.4%

Combined ratio excl. catastrophe and prior year development	96.0%	98.1%	97.6%	93.2%	96.6%	96.4%	92.8%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Net investment income	$315	$309	$317	$306	$292	$1,224	$1,136
Guaranteed withdrawal benefit fees	12	12	11	10	10	43	34
Policy charges and other miscellaneous income	14	11	13	14	17	55	63

Total revenues	341	332	341	330	319	1,322	1,233

Annuity benefits expense	228	189	208	151	184	732	648
Acquisition expenses	34	20	44	62	37	163	175
Other expenses	26	22	22	29	23	96	82

Total costs and expenses	288	231	274	242	244	991	905

Core Annuity earnings before income taxes	$53	$101	$67	$88	$75	$331	$328

Detail of core Annuity earnings before income taxes
Core earnings before income taxes and impact of fair value accounting	$84	$96	$89	$77	$92	$354	$362
Impact of fair value accounting (a)	(31)	5	(22)	11	(17)	(23)	(34)

Core Annuity earnings before income taxes	$53	$101	$67	$88	$75	$331	$328

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Detail of annuity benefits expense:
Interest credited - fixed	$139	$138	$135	$131	$128	$532	$497
Interest credited - fixed component of variable annuities	1	1	2	2	1	6	6
Change in expected death and annuitization reserve	5	5	5	5	4	19	18
Amortization of sales inducements	5	6	6	7	7	26	26
Guaranteed withdrawal benefit reserve (a)	16	15	20	16	12	63	41
Change in other benefit reserves	5	5	3	12	2	22	12
Unlockings (b)	—	19	—	—	—	19	(11)

Subtotal before impact of fair value accounting	171	189	171	173	154	687	589

Embedded derivative mark-to-market (c)	17	88	(130)	(19)	50	(11)	240
Equity option mark-to-market	40	(88)	167	(3)	(20)	56	(181)

Subtotal impact of fair value accounting	57	—	37	(22)	30	45	59

Total annuity benefits expense	$228	$189	$208	$151	$184	$732	$648

(a)	Relates to a significant change in the stock market.
(b)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $29 million in 2015 and charge of $10 million in 2014 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses. In total, AFG recorded an unlocking expense reduction of $10 million and $1 million in 2015 and 2014, respectively.
(c)	Excludes unlocking impact of $28 million in 2015 and ($58) million in 2014.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Average fixed annuity investments (at amortized cost)	$27,186	$26,401	$25,642	$24,711	$23,943	$25,174	$22,391
Average annuity benefits accumulated	26,935	26,048	25,316	24,474	23,752	24,898	22,119

Investments in excess of annuity benefits accumulated	$251	$353	$326	$237	$191	$276	$272

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.60%	4.65%	4.92%	4.91%	4.83%	4.83%	5.03%
Interest credited	(2.06%)	(2.12%)	(2.12%)	(2.14%)	(2.16%)	(2.14%)	(2.25%)

Net interest spread on fixed annuities	2.54%	2.53%	2.80%	2.77%	2.67%	2.69%	2.78%

Policy charges and other miscellaneous income	0.16%	0.15%	0.16%	0.17%	0.24%	0.18%	0.18%
Other annuity benefit expenses, net	(0.27%)	(0.31%)	(0.36%)	(0.49%)	(0.25%)	(0.35%)	(0.28%)
Acquisition expenses	(0.47%)	(0.75%)	(0.65%)	(0.98%)	(0.59%)	(0.74%)	(0.67%)
Other expenses	(0.38%)	(0.32%)	(0.34%)	(0.43%)	(0.36%)	(0.36%)	(0.34%)
Change in fair value of derivatives	(0.84%)	0.02%	(0.59%)	0.35%	(0.50%)	(0.18%)	(0.27%)
Unlockings	0.00%	0.07%	0.00%	0.00%	0.00%	0.02%	0.01%

Net spread earned on fixed annuities - core	0.74%	1.39%	1.02%	1.39%	1.21%	1.26%	1.41%

Average annuity benefits accumulated	$26,935	$26,048	$25,316	$24,474	$23,752	$24,898	$22,119
Net spread earned on fixed annuities	0.74%	1.39%	1.02%	1.39%	1.21%	1.26%	1.41%

Earnings on fixed annuity benefits accumulated	$50	$91	$65	$85	$72	$313	$312

Investments in excess of annuity benefits accumulated	$251	$353	$326	$237	$191	$276	$272
Net investment income (as % of investments)	4.60%	4.65%	4.92%	4.91%	4.83%	4.83%	5.03%

Earnings on investments in excess of annuity benefits accumulated	$3	$4	$4	$3	$2	13	14

Variable annuity earnings	—	6	(2)	—	1	5	2

Earnings before income taxes - core	$53	$101	$67	$88	$75	$331	$328

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.20%	1.31%	1.37%	1.21%	1.49%	1.35%	1.56%
Impact of fair value accounting (a)	(0.46%)	0.08%	(0.35%)	0.18%	(0.28%)	(0.09%)	(0.15%)

Net spread earned core - after impact of fair value accounting	0.74%	1.39%	1.02%	1.39%	1.21%	1.26%	1.41%

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Retail single premium annuities - indexed	$546	$494	$617	$404	$349	$1,864	$1,533
Retail single premium annuities - fixed	20	18	22	18	12	70	101
Financial institutions single premium annuities - indexed	534	462	554	369	356	1,741	1,489
Financial institutions single premium annuities - fixed	119	72	71	48	38	229	332
Education market - fixed and indexed annuities	57	51	47	49	47	194	194

Subtotal fixed annuity premiums	1,276	1,097	1,311	888	802	4,098	3,649

Variable annuities	9	10	10	11	11	42	47

Total annuity premiums	$1,285	$1,107	$1,321	$899	$813	$4,140	$3,696

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14

Beginning fixed annuity reserves	$26,371	$25,725	$24,906	$24,042	$23,462	$23,462	$20,679
Premiums	1,276	1,097	1,311	888	802	4,098	3,649
Federal Home Loan Bank advances	150	45	—	300	—	345	—
Surrenders, benefits and other withdrawals	(483)	(515)	(526)	(471)	(420)	(1,932)	(1,673)
Sale of subsidiaries	—	(261)	—	—	—	(261)	—
Interest and other annuity benefit expenses:
Interest credited	139	138	135	131	128	532	497
Embedded derivative mark-to-market	17	88	(130)	(19)	50	(11)	240
Change in other benefit reserves	29	31	29	35	20	115	81
Unlockings	—	23	—	—	—	23	(11)

Ending fixed annuity reserves	$27,499	$26,371	$25,725	$24,906	$24,042	$26,371	$23,462

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$27,499	$26,371	$25,725	$24,906	$24,042	$26,371	$23,462
Impact of unrealized investment gains on reserves	127	64	113	107	179	64	111
Fixed component of variable annuities	186	187	188	190	190	187	191

Annuity benefits accumulated per balance sheet	$27,812	$26,622	$26,026	$25,203	$24,411	$26,622	$23,764

Annualized surrenders and other withdrawals as a % of beginning reserves	7.3%	8.0%	8.4%	7.8%	7.2%	8.2%	8.1%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14
Assets:
Total cash and investments	$39,437	$37,736	$38,132	$37,644	$37,384	$36,210
Recoverables from reinsurers	2,561	2,636	3,151	3,075	3,046	3,238
Prepaid reinsurance premiums	475	480	604	499	475	469
Agents’ balances and premiums receivable	936	937	976	959	864	889
Deferred policy acquisition costs	1,055	1,184	993	965	756	821
Assets of managed investment entities	3,906	4,047	3,613	3,629	3,279	3,108
Other receivables	693	820	1,241	660	641	910
Variable annuity assets (separate accounts)	595	608	595	655	667	662
Other assets (a)	1,181	1,190	1,034	1,116	972	1,005
Goodwill	199	199	201	201	201	201

Total assets	$51,038	$49,837	$50,540	$49,403	$48,285	$47,513

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$8,108	$8,127	$8,061	$7,744	$7,636	$7,872
Unearned premiums	2,051	2,060	2,238	2,004	1,936	1,956
Annuity benefits accumulated	27,812	26,622	26,026	25,203	24,411	23,764
Life, accident and health reserves	708	705	2,159	2,156	2,195	2,175
Payable to reinsurers	501	591	724	511	494	645
Liabilities of managed investment entities	3,656	3,781	3,287	3,309	2,952	2,819
Long-term debt (a)	998	998	863	1,003	1,039	1,039
Variable annuity liabilities (separate accounts)	595	608	595	655	667	662
Other liabilities	1,672	1,575	1,681	1,834	1,855	1,527

Total liabilities	$46,101	$45,067	$45,634	$44,419	$43,185	$42,459

Shareholders’ equity:
Common stock	$87	$87	$87	$88	$88	$88
Capital surplus	1,218	1,214	1,195	1,183	1,173	1,152
Appropriated retained earnings	—	—	—	—	—	(2)
Unappropriated retained earnings	3,002	2,987	2,981	2,968	2,886	2,914
Unrealized gains - fixed maturities	426	278	445	457	656	604
Unrealized gains - equities	40	54	44	130	143	139
Other comprehensive income, net of tax	(18)	(28)	(28)	(24)	(23)	(16)

Total shareholders’ equity	4,755	4,592	4,724	4,802	4,923	4,879

Noncontrolling interests	182	178	182	182	177	175

Total liabilities and equity	$51,038	$49,837	$50,540	$49,403	$48,285	$47,513

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14

Shareholders’ equity	$4,755	$4,592	$4,724	$4,802	$4,923	$4,879
Appropriated retained earnings	—	—	—	—	—	2

Shareholders’ equity, excluding appropriated retained earnings	4,755	4,592	4,724	4,802	4,923	4,881
Unrealized (gains) on fixed maturities	(426)	(278)	(445)	(457)	(656)	(604)

Adjusted shareholders’ equity	4,329	4,314	4,279	4,345	4,267	4,277
Goodwill	(199)	(199)	(201)	(201)	(201)	(201)
Intangibles	(47)	(49)	(51)	(53)	(55)	(57)

Tangible adjusted shareholders’ equity	$4,083	$4,066	$4,027	$4,091	$4,011	$4,019

Common shares outstanding	86.966	87.474	87.327	87.540	87.886	87.709

Book value per share:
Excluding appropriated retained earnings (a)	$54.67	$52.50	$54.10	$54.86	$56.01	$55.65
Adjusted (b)	49.77	49.33	49.01	49.63	48.55	48.76
Tangible, adjusted (c)	46.94	46.49	46.12	46.73	45.63	45.82

Market capitalization

AFG’s closing common share price	$70.37	$72.08	$68.91	$65.04	$64.15	$60.72

Market capitalization	$6,120	$6,305	$6,018	$5,694	$5,638	$5,326

Price / Adjusted book value ratio	1.41	1.46	1.41	1.31	1.32	1.25

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14

AFG senior obligations (a)	$708	$708	$708	$840	$840	$840
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	12	12	12	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$720	$720	$720	$852	$852	$852

AFG subordinated debentures	300	300	150	150	150	150
Obligations of subsidiaries - secured by real estate	—	—	10	22	59	59

Total principal amount of long-term debt	$1,020	$1,020	$880	$1,024	$1,061	$1,061

Shareholders’ equity	4,755	4,592	4,724	4,802	4,923	4,879
Noncontrolling interests	182	178	182	182	177	175
Less:
Appropriated retained earnings	—	—	—	—	—	2
Unrealized gains related to fixed maturity investments	(426)	(278)	(445)	(457)	(656)	(604)

Total adjusted capital	$5,531	$5,512	$5,341	$5,551	$5,505	$5,513

Less:
Obligations of subsidiaries - secured by real estate	—	—	(10)	(22)	(59)	(59)

Total adjusted capital excluding obligations secured by real estate	$5,531	$5,512	$5,331	$5,529	$5,446	$5,454

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	18.4%	18.5%	16.5%	18.4%	19.3%	19.2%
Excluding subordinated debt & debt secured by real estate	13.0%	13.1%	13.5%	15.4%	15.6%	15.6%

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14
Property and Casualty Insurance

Paid Losses (GAAP)	$547	$675	$585	$526	$617	$2,403	$2,130

	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/2014
Statutory Surplus

Property and Casualty Insurance	$2,574	$2,488	$2,356	$2,399	$2,340	$2,286

AFG’s principal annuity subsidiaries (total adjusted capital)	$2,032	$1,918	$1,816	$1,911	$1,861	$1,822

Allowable dividends without regulatory approval

Property and Casualty Insurance	$434	$434	$315	$315	$315	$315
Annuity and Run-off	375	375	358	358	358	358

Total	$809	$809	$673	$673	$673	$673

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - March 31, 2016
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$727	$305	$199	$—	$1,231	3%
Fixed maturities - Available for sale	7,021	26,886	14	—	33,921	85%
Fixed maturities - Trading	134	115	—	—	249	1%
Equity securities	1,107	495	46	—	1,648	4%
Policy loans	—	198	—	—	198	1%
Mortgage loans	198	899	—	—	1,097	3%
Real estate and other investments	479	845	17	(248)	1,093	3%

Total cash and investments	$9,666	$29,743	$276	$(248)	$39,437	100%

Unrealized gain/(loss) on equity securities	$56	$5	$—		$61

	Carrying Value - December 31, 2015
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$708	$282	$230	$—	$1,220	3%
Fixed maturities - Available for sale	6,784	25,486	14	—	32,284	85%
Fixed maturities - Trading	140	114	—	—	254	1%
Equity securities	1,182	488	49	—	1,719	5%
Policy loans	—	201	—	—	201	0%
Mortgage loans	191	876	—	—	1,067	3%
Real estate and other investments	457	781	18	(265)	991	3%

Total cash and investments	$9,462	$28,228	$311	$(265)	$37,736	100%

Unrealized gain/(loss) on equity securities	$87	$(3)	$—		$84

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15	12/31/15	12/31/14
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$64	$63	$62	$62	$61	$248	$223
Fixed maturities - Trading	1	—	—	—	4	4	8
Equity securities	13	14	12	12	10	48	40
Equity in investees	6	(1)	7	3	1	10	8
Other investments	1	—	4	8	5	17	22

Gross investment income	85	76	85	85	81	327	301
Investment expenses	(2)	(2)	(2)	(2)	(2)	(8)	(7)

Total net investment income	$83	$74	$83	$83	$79	$319	$294

Average cash and investments (a)	$9,366	$9,113	$8,984	$8,956	$8,775	$8,956	$7,849

Average yield (b)	3.54%	3.25%	3.70%	3.71%	3.60%	3.56%	3.75%

Fixed Annuity:
Gross Investment Income
Fixed maturities - Available for sale	$294	$294	$288	$277	$267	$1,126	$1,037
Fixed maturities - Trading	—	—	—	—	—	—	—
Equity securities	5	6	5	5	5	21	16
Equity in investees	5	2	11	1	2	16	68
Other investments	11	7	14	23	18	62	9

Gross investment income	315	309	318	306	292	1,225	1,130
Investment expenses	(3)	(2)	(3)	(2)	(3)	(10)	(4)

Total net investment income	$312	$307	$315	$304	$289	$1,215	$1,126

Average cash and investments (a)	$27,186	$26,401	$25,642	$24,711	$23,943	$25,174	$22,391

Average yield (b)	4.60%	4.65%	4.92%	4.91%	4.83%	4.83%	5.03%

AFG consolidated net investment income:
Property & Casualty	$83	$74	$83	$83	$79	$319	$294
Annuity and Run-off:
Fixed Annuity	312	307	315	304	289	1,215	1,126
Variable Annuity	3	2	2	2	3	9	10
Run-off	5	19	20	21	20	80	82
Other	1	3	2	(1)	—	4	6
Consolidate CLOs	7	11	3	(5)	(3)	6	(17)

Total net investment income	$411	$416	$425	$404	$388	$1,633	$1,501

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

March 31, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$345	$350	$5	1%	1%
States, municipalities and political subdivisions	6,720	7,081	361	21%	18%
Foreign government	214	222	8	1%	1%
Residential mortgage-backed securities	3,513	3,777	264	11%	10%
Commercial mortgage-backed securities	2,046	2,136	90	6%	5%
Asset-backed securities	5,172	5,130	(42)	15%	13%
Corporate and other bonds	14,988	15,474	486	45%	38%

Total AFG consolidated	$32,998	$34,170	$1,172	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.52%
Net of investment expense (a)	4.47%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years
December 31, 2015	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$319	$321	$2	1%	1%
States, municipalities and political subdivisions	6,671	6,885	214	21%	18%
Foreign government	225	232	7	1%	1%
Residential mortgage-backed securities	3,241	3,534	293	11%	9%
Commercial mortgage-backed securities	2,112	2,188	76	7%	6%
Asset-backed securities	4,961	4,934	(27)	15%	13%
Corporate and other bonds	14,290	14,444	154	44%	38%

Total AFG consolidated	$31,819	$32,538	$719	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.74%
Net of investment expense (a)	4.69%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions)

	March 31, 2016				December 31, 2015
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$282	$286	$4	4%	$255	$257	$2	4%
States, municipalities and political subdivisions	2,799	2,901	102	40%	2,807	2,891	84	42%
Foreign government	203	209	6	3%	213	219	6	3%
Residential mortgage-backed securities	1,017	1,050	33	15%	893	932	39	13%
Commercial mortgage-backed securities	205	210	5	3%	209	213	4	3%
Asset-backed securities	1,503	1,488	(15)	21%	1,453	1,442	(11)	21%
Corporate and other bonds	1,007	1,011	4	14%	979	970	(9)	14%

Property and Casualty Insurance	$7,016	$7,155	$139	100%	$6,809	$6,924	$115	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.76%				3.82%
Net of investment expense (a)	3.66%				3.71%
Tax equivalent, net of investment expense (b)	4.23%				4.31%

Approximate average life and duration:
Approximate average life	5 years				5 years
Approximate duration	3.5 years				4 years

	March 31, 2016				December 31, 2015
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$61	$62	$1	0%	$62	$62	$—	0%
States, municipalities and political subdivisions	3,921	4,180	259	16%	3,864	3,994	130	15%
Foreign government	11	13	2	0%	12	13	1	0%
Residential mortgage-backed securities	2,495	2,715	220	10%	2,347	2,590	243	10%
Commercial mortgage-backed securities	1,841	1,926	85	7%	1,903	1,975	72	8%
Asset-backed securities	3,669	3,642	(27)	13%	3,508	3,492	(16)	14%
Corporate and other bonds	13,981	14,463	482	54%	13,311	13,474	163	53%

Total Annuity and Run-off	$25,979	$27,001	$1,022	100%	$25,007	$25,600	$593	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.73%				4.98%
Net of investment expense (a)	4.69%				4.94%

Approximate average life and duration:
Approximate average life	7 years				6.5 years
Approximate duration	5.5 years				5.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	March 31, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,577	$6,776	$199	20%
AA	6,893	7,197	304	21%
A	7,954	8,265	311	24%
BBB	7,684	7,886	202	23%

Subtotal - Investment grade	29,108	30,124	1,016	88%

BB	957	919	(38)	3%
B	485	453	(32)	1%
Other (b)	2,448	2,674	226	8%

Subtotal - Non-Investment grade	3,890	4,046	156	12%

Total	$32,998	$34,170	$1,172	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2015
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,519	$6,655	$136	20%
AA	6,785	6,954	169	22%
A	7,780	7,969	189	25%
BBB	7,478	7,507	29	23%

Subtotal - Investment grade	28,562	29,085	523	90%

BB	790	765	(25)	2%
B	438	417	(21)	1%
Other (b)	2,029	2,271	242	7%

Subtotal - Non-Investment grade	3,257	3,453	196	10%

Total	$31,819	$32,538	$719	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 28 and 29 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

March 31, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$203	$209	$6	4%	1%
Prime (Non-Agency)	1,566	1,721	155	29%	4%
Alt-A	991	1,060	69	18%	3%
Subprime	753	787	34	13%	2%
Commercial	2,046	2,136	90	36%	5%

Total AFG consolidated	$5,559	$5,913	$354	100%	15%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 78%; Subprime 85%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 740; Alt-A 712; Subprime 640.

•	99% of our Commercial MBS portfolio is investment-grade rated (84% AAA) and the average subordination for this group of assets is 40%.

•	The approximate average life by collateral type is - Residential 5 years; Commercial 3 years.

December 31, 2015	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$260	$269	$9	5%	1%
Prime (Non-Agency)	1,489	1,651	162	29%	4%
Alt-A	794	872	78	15%	2%
Subprime	698	742	44	13%	2%
Commercial	2,112	2,188	76	38%	6%

Total AFG consolidated	$5,353	$5,722	$369	100%	15%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	March 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$144	$148	$4	12%	2%
Prime (Non-Agency)	244	255	11	20%	3%
Alt-A	320	333	13	26%	3%
Subprime	309	314	5	25%	3%
Commercial	205	210	5	17%	2%

Total	$1,222	$1,260	$38	100%	13%

	December 31, 2015
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$151	$153	$2	13%	2%
Prime (Non-Agency)	218	231	13	20%	2%
Alt-A	241	257	16	23%	3%
Subprime	283	291	8	25%	3%
Commercial	209	213	4	19%	2%

Total	$1,102	$1,145	$43	100%	12%

Annuity and Run-off:	March 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$59	$61	$2	1%	0%
Prime (Non-Agency)	1,321	1,454	133	31%	5%
Alt-A	671	727	56	16%	2%
Subprime	444	473	29	10%	2%
Commercial	1,841	1,926	85	42%	6%

Total	$4,336	$4,641	$305	100%	15%

	December 31, 2015
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$109	$116	$7	3%	0%
Prime (Non-Agency)	1,270	1,408	138	31%	5%
Alt-A	553	615	62	13%	2%
Subprime	415	451	36	10%	2%
Commercial	1,903	1,975	72	43%	7%

Total	$4,250	$4,565	$315	100%	16%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	March 31, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$2,255	$2,357	$102	40%
AA	254	261	7	5%
A	354	372	18	6%
BBB	230	246	16	4%

Subtotal - investment grade	3,093	3,236	143	55%

BB	281	282	1	5%
B	312	311	(1)	5%
Other	1,873	2,084	211	35%

Total	$5,559	$5,913	$354	100%

98% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2015
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$2,409	$2,494	$85	43%
AA	255	263	8	5%
A	329	345	16	6%
BBB	272	292	20	5%

Subtotal - investment grade	3,265	3,394	129	59%

BB	253	258	5	5%
B	305	311	6	5%
Other	1,530	1,759	229	31%

Total	$5,353	$5,722	$369	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - March 31, 2016
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$301	$1,698	$140	$561	$1,796	$2,086	$194	$6,776	20%
AA	46	4,621	22	168	93	1,283	964	7,197	21%
A	—	546	60	202	170	1,304	5,983	8,265	24%
BBB	—	92	—	197	49	410	7,138	7,886	23%

Subtotal - Investment grade	347	6,957	222	1,128	2,108	5,083	14,279	30,124	88%

BB	—	4	—	260	22	14	619	919	3%
B	—	8	—	305	6	2	132	453	1%
CCC, CC, C	—	8	—	936	—	4	32	980	3%
D	—	—	—	753	—	—	3	756	2%

Subtotal - Non-Investment grade	—	20	—	2,254	28	20	786	3,108	9%

Not Rated	3	104	—	395	—	27	409	938	3%

Total	$350	$7,081	$222	$3,777	$2,136	$5,130	$15,474	$34,170	100%

	Fair Value - December 31, 2015
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$262	$1,607	$138	$640	$1,854	$1,986	$168	$6,655	20%
AA	44	4,488	32	151	112	1,239	888	6,954	21%
A	—	569	62	173	172	1,252	5,741	7,969	25%
BBB	—	92	—	248	44	429	6,694	7,507	23%

Subtotal - Investment grade	306	6,756	232	1,212	2,182	4,906	13,491	29,085	89%

BB	—	20	—	258	—	14	473	765	3%
B	—	—	—	306	6	2	103	417	1%
CCC, CC, C	—	9	—	894	—	4	11	918	3%
D	—	—	—	445	—	—	3	448	1%

Subtotal - Non-Investment grade	—	29	—	1,903	6	20	590	2,548	8%

Not Rated	15	100	—	419	—	8	363	905	3%

Total	$321	$6,885	$232	$3,534	$2,188	$4,934	$14,444	$32,538	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.